Exhibit 10.90

SUBORDINATION AGREEMENT

between

THE PARTIES LISTED IN ANNEXURE A

and

FIRSTRAND BANK LIMITED

(ACTING THROUGH ITS RAND MERCHANT BANK DIVISION)

(as Lender and Agent)

and

K2018318388 (SOUTH AFRICA) (RF) PROPRIETARY LIMITED
(as Debt Guarantor)

3

23	JURISDICTION	17

ANNEXURES

Annexure A	Original Subordinating Parties

Annexure B	Form Of Accession Undertaking

1	PARTIES

1.1	The Parties to this Agreement are –

1.1.1	the Parties listed in Annexure A (the "Original Subordinating Parties" and each an "Original Subordinating Party");

1.1.2	K2018318388 (South Africa) (RF) Proprietary Limited, registration number 2018/318388/07 (as "Debt Guarantor"); and

1.1.3	FirstRand Bank Limited (acting through its Rand Merchant Bank Division), registration number 1929/001225/06 ("Agent") as Lender and Agent on behalf of the Finance Parties.

1.2	The Parties agree as set out below.

2	INTERPRETATION

2.1	Definitions

In this Agreement, including the recitals, capitalised terms used but not defined below shall have the meanings ascribed thereto in the Facility Agreement (as defined below) and the following expressions shall, except where the context otherwise requires, have the meanings assigned to them hereunder –

2.1.1	"Accession Undertaking" means an Accession Undertaking substantially in the form of Annexure B (Form of Accession Undertaking) hereto;

2.1.2

"Additional Subordinating Parties" means any party who accedes to this Agreement as a Subordinating Parties by, inter alia, completion of an Accession Undertaking, on such terms and conditions as the Debt Guarantor may prescribe from time to time;

2.1.3	"Agreement" means the subordination agreement as set out in this document including all annexures hereto;

2.1.4	"Borrower" means DNI-4PL Contracts Proprietary Limited, registration number 2005/040937/07, a private company duly incorporated in accordance with the laws of South Africa;

2.1.5	"Encumbrance" means –

2.1.5.1

any mortgage, charge, pledge, lien, assignment or cession conferring security, hypothecation, security interest, preferential right or trust arrangement or other encumbrance securing any obligation of any person;

2.1.5.2

any arrangement under which money or claims to, or for the benefit of, a bank or other account may be applied, set off or made subject to a combination of accounts so as to effect discharge of any sum owed or payable to any person other than a cash management system operated, for any Subordinating Party, by any registered bank; and

2.1.5.3	any other type of preferential agreement or arrangement (including any type of transfer and retention arrangement), the effect of which is the creation of security,

and "Encumber" shall be construed accordingly;

2.1.6	"Enforcement Action" means –

2.1.6.1	the acceleration of any Subordinated Claim or any declaration that any Subordinated Claim is due and payable or payable on demand;

2.1.6.2

the making of any claim on any Obligor or other Subordinating Party in respect of or arising from any Subordinated Claim (including, without limitation, any claim in relation to the payment (whether directly or indirectly) of any amount payable (whether it be in whole or in part) by any Obligor or other Subordinating Party to any Subordinating Party in respect of or arising from any Subordinated Claim) including the giving of instructions to any Obligor or other Subordinating Party in relation to the taking of any steps to enforce or require the enforcement of any Subordinated Claim (including the taking of any steps which are required to convert security interests into real security);

2.1.6.3

the making of any demand against any Obligor or other Subordinating Party in relation to any guarantee, indemnity or other assurance against loss in respect of any Subordinated Claim or exercising any right to require any Obligor or other Subordinating Party to acquire any Subordinated Claim;

2.1.6.4	the exercise of any right of set-off against any Obligor or other Subordinating Party in respect of any Subordinated Claim;

2.1.6.5

the suing for, commencing or joining of any legal or arbitration proceedings against any Obligor or other Subordinating Party to recover any Subordinated Claim or the obtaining or enforcing of any judgment against such Obligor or other Subordinating Party arising from or in connection with any Subordinated Claim;

2.1.6.6	the entering into of any composition, assignment or arrangement (for the deferral or reduction of any indebtedness) with any Obligor or other Subordinating Party;

2.1.6.7	the calling of any default or event of default or any redemption event (or any analogous step or analogous event howsoever described) in relation to any Subordinated Claim; or

2.1.6.8

the petitioning, applying or voting for, or the taking of any steps (including the appointment of any liquidator, receiver, business rescue practitioner, administrator or similar officer) in relation, to the winding up, dissolution, bankruptcy, administration, placement under supervision for business rescue proceedings or reorganisation of any Obligor or other Subordinating Party or any suspension of payments or moratorium of any indebtedness of any Obligor or other Subordinating Party, or any analogous procedure or step in any jurisdiction;

2.1.7

"Facility Agreement" means the agreement concluded on or about the Signature Date between, amongst others, the Agent (as lender and agent) and the Borrower pursuant to which the Lender makes a revolving credit facility available to the Borrower, all on the terms and conditions contained therein;

2.1.8	"Parties" means the parties to this Agreement from time to time, and "Party" means any or each of them, as the context may require;

2.1.9

"Permitted Payment" means a payment or other Distribution (including a fee or commission) by a Subordinating Party to the order, or otherwise for the benefit of, another Subordinating Party or an Obligor which is expressly permitted under the Facility Agreement, provided no Default or Event of Default has occurred and is continuing;

2.1.10	"Related Creditor" means in respect of any Subordinating Party, each of its Affiliates or any of its Affiliate’s shareholders;

2.1.11	"Related Debtor" means in respect of any Subordinating Party, each of its Affiliates or any of its Affiliate’s shareholders;

2.1.12	"Signature Date" means the date of signature of this Agreement by the Party last signing;

2.1.13	"South Africa" means the Republic of South Africa;

2.1.14

"Subordinated Claims" means, in respect of the Subordinating Parties, all and any claims of whatsoever nature (whether in respect of principal, interest or otherwise and whether actual or contingent and whether owed jointly and severally or in any other capacity whatsoever) which that Subordinating Parties may now, or in the future, have or acquire against the Borrower or any other Obligor, and "Subordinated Claim" means each or any one of them, as the context requires;

2.1.15	"Subordinating Parties" means –

2.1.15.1	the Original Subordinating Parties; and

2.1.15.2	the Additional Subordinating Parties,

and "Subordinating Party" means each or any one of them, as the context may require; and

2.1.16	"ZAR" means South African Rand, the lawful currency of South Africa.

2.2	Construction

2.2.1

The provisions of clauses 2.2 (Construction) and 2.3 (Third Party Rights) of the Facility Agreement are hereby incorporated by reference into and apply to this Agreement as though they were set out in full in this Agreement, except that any reference in those clauses to the Facility Agreement is to be construed as a reference to this Agreement.

2.2.2

This Agreement and the rights and obligations of the Parties under this Agreement shall in all respects be subject to the terms and conditions of the Facility Agreement and in the event of any conflict between the provisions of this Agreement and the Facility Agreement, the provisions of this Agreement shall prevail.

2.2.3

If any amount paid to the Debt Guarantor under a Finance Documents is capable of being avoided or otherwise set aside on the liquidation, business rescue or administration of the payer or otherwise, then that amount will not be considered to have been irrevocably discharged for the purposes of this Agreement.

2.3	Finance Parties' Rights and Obligations

2.3.1

The obligations of the Finance Parties under this Agreement are separate and independent. Failure by a Finance Party to perform its obligations under this Agreement does not affect the obligations of any other Finance Party under this Agreement. No Finance Party is responsible for the obligations of any other Finance Party under this Agreement.

2.3.2

The rights of the Finance Parties under or in connection with this Agreement are separate and independent rights and any debt arising under this Agreement to a Finance Party from the Borrower shall be a separate and independent debt.

3	INTRODUCTION

3.1	The Borrower, the Lender and the Debt Guarantor have entered into or will enter into the Facility Agreement.

3.2

The Subordinating Parties have agreed to subordinate the Subordinated Claims in favour of the claims of the Finance Parties under the Finance Documents, all on the terms and conditions contained herein.

3.3	The Parties wish to record in writing their agreement in respect of the above and matters ancillary thereto.

4	SUBORDINATION

4.1	Each Subordinating Party hereby, with effect from –

4.1.1	in respect of the Original Subordinating Parties, the Signature Date; and

4.1.2	in respect of each Additional Subordinating Party, the date of the relevant Accession Undertaking,

irrevocably and unconditionally subordinates its Subordinated Claims in favour of any claim of the Finance Parties against the Obligors or other Subordinating Parties under the Finance Documents, which subordination the Finance Parties hereby accept.

4.2	Subordinating Parties as creditors

4.2.1	For so long as this Agreement is in effect no Subordinating Party shall –

4.2.1.1	demand or receive payment of, or any Distribution in respect or on account of, any Subordinated Claim, whether in cash or in kind from any source;

4.2.1.2	allow any Subordinated Claim to be discharged;

4.2.1.3	take any Enforcement Action;

4.2.1.4	allow to exist or receive the benefit of any Security, guarantee, indemnity or other assurance against loss in respect of the Subordinated Claims;

4.2.1.5	allow any Subordinated Claim to be evidenced by a negotiable instrument;

4.2.1.6	allow any Subordinated Claim to be subordinated to any person otherwise than in accordance with this Agreement;

4.2.1.7	subject to clause 4.2.3, initiate or support or take any steps with a view to applying for the appointment of a liquidator, trustee, curator, business rescue practitioner or similar officer;

4.2.1.8	pledge, assign, cede or otherwise encumber or transfer the Subordinated Claims to any person;

4.2.1.9	take or omit to take any action which might impair the priority or subordination achieved or intended to be achieved by this Agreement;

4.2.1.10

if any Obligor or other Subordinating Party is placed in liquidation (whether provisional or final), is sequestrated or is placed into business rescue proceedings (whether provisional or final), or effects a composition, compromise, or rescheduling with any of their creditors or if a proposal and sanction of a scheme of arrangement in respect of any Obligor or other Subordinating Party occurs, then in respect of any claim they may have in respect of a Subordinated Claim, prove that claim without the prior written consent of the Agent; or

4.2.1.11

allow any Related Creditor (who is not a party to this Agreement), to become the holder of any Subordinated Claim or provide any form of indebtedness until that person has become bound by the provisions of this Agreement, as an Additional Subordinating Party, by executing an Accession Undertaking and delivering it to the Agent.

4.2.2	Clauses 4.2.1.1 to 4.2.1.11 above shall not apply in respect of –

4.2.2.1	a Permitted Payment; and

4.2.2.2	any action taken with the prior written consent of the Agent.

4.2.3

Each Subordinating Party agrees and undertakes that, in the event that business rescue proceedings have commenced in relation to any other Subordinating Party or Obligor, in accordance with the provisions of Chapter 6 of the Companies Act, it shall exercise any voting rights it may have in respect of such other Subordinating Party or Obligor strictly in accordance with the instructions of the Agent and that it shall not (unless instructed to do so by the Agent), to the extent permissible under applicable law -

4.2.3.1	vote to approve or oppose a proposed business rescue plan in relation to such business rescue proceedings in the manner contemplated in section 152(3)(c) of the Companies Act;

4.2.3.2	provide, or call for, a vote of approval for the preparation and publication of a revised business rescue plan as contemplated in section 153(1) of the Companies Act; or

4.2.3.3	make a binding offer to purchase the voting interests of one or more persons who opposed adoption of the business rescue plan in the manner contemplated in section 153(1)(b)(ii) of the Companies Act.

4.3	Subordinated Parties as debtors

4.3.1	For so long as this Agreement is in effect no Subordinating Party shall –

4.3.1.1	ensure that the Subordinated Claims of the Borrower rank in priority to all the claims of its other creditors;

4.3.1.2	pay or repay or make any Distribution in respect of, any Subordinated Claim whether in cash or kind from any source;

4.3.1.3	allow any Subordinated Claim to be discharged;

4.3.1.4	take any Enforcement Action;

4.3.1.5	allow to exist the benefit of any Security, guarantee, indemnity or other assurance against loss in respect of any Subordinated Claim;

4.3.1.6	allow any Subordinated Claim to be evidenced by a negotiable instrument;

4.3.1.7	allow any Subordinated Claim to be subordinated to any person other than in accordance with this Agreement;

4.3.1.8	initiate or support or take any steps with a view to applying for the appointment of a liquidator, trustee, curator, business rescue practitioner or similar officer;

4.3.1.9	take or omit to take any action which might impair the priority or subordination achieved or intended to be achieved by this Agreement; or

4.3.1.10

allow any Related Debtor (who is not a party to this Agreement), to become the holder of any Subordinated Claim or receive any form of indebtedness until that person has become bound by the provisions of this Agreement, as an Additional Subordinating Party, by executing an Accession Undertaking and delivering it to the Agent.

4.3.2	Clauses 4.3.1.1 to 4.3.1.10 above shall not apply in respect of –

4.3.2.1	a Permitted Payment; and

4.3.2.2	any action taken with the prior written consent of the Agent.

4.4	Non-competition

Except as permitted under clause 5 (Turnover on Insolvency), until the Discharge Date or until the Agent otherwise directs, a Subordinating Party will not under any circumstance –

4.4.1

be entitled to any cession of action or otherwise be subrogated to any rights, security or moneys held, received or receivable by the Agent (or any trustee or agent on its behalf) or be entitled to any right of contribution or indemnity in respect of any payment made or moneys received on account of a Subordinating Party’s liability under this Agreement;

4.4.2	claim, rank, prove or vote as a creditor of any person or estate in competition with the Agent (or any trustee or other agent on its behalf); or

4.4.3	receive, claim or have the benefit of any payment, distribution or security from or on account of any person in respect of a Subordinated Claim other than a Permitted Payment.

5	TURNOVER ON INSOLVENCY

5.1

If the Agent consents to a Subordinating Party taking any of the actions detailed in clause 4.2.1.10 (Subordinated Parties as Creditors) or if the Subordinating Party would otherwise lose their claim permanently (provided that they have given the Agent not less than five Business Days express prior written notice), that Subordinating Party shall be entitled to prove their claim and must –

5.1.1

direct the trustee in bankruptcy, liquidator or other person distributing the assets of an Obligor or other Subordinating Party or their proceeds, to pay all payments and distributions on the Subordinated Claim directly to the Agent until the Facility Outstandings have been paid in full;

5.1.2	upon demand by the Agent, immediately pay and transfer to the Agent all payments and distributions received for application against the Facility Outstandings; and

5.1.3	give any notice and do anything which the Agent may direct to give effect to this clause 5.

5.2

Each Subordinating Party undertakes that if the Agent consents to a Subordinating Party taking any of the actions detailed in clause 4.2.1.10 (Subordinated Parties as Creditors) or if the Subordinating Party would otherwise lose their claim permanently, they shall, subject to any Applicable Law, receive and hold all payments and Distributions in cash or in kind received or receivable by them or on their behalf in respect of the Subordinated Claim for the benefit of the Agent, and deposit all such amounts received in cash into such bank account as the Agent may direct in writing.

5.3	Non-permitted payment

5.3.1	If a Subordinating Party –

5.3.1.1

receives a payment or Distribution in respect of any of the Subordinated Claim from an Obligor or another Subordinating Party or any other source, other than as expressly allowed under this Agreement; or

5.3.1.2	receives the proceeds of any enforcement of Security or any guarantee or other assurance against financial loss for any Subordinated Claim,

that Subordinating Party must receive and hold the amount received by them for the benefit of the Agent and, within two Business Days, deposit such amount into such bank account as the Agent may direct in writing.

5.3.2	Following the Discharge Date, the Agent shall pay to the relevant Obligor any amount in excess of the Facility Outstandings held in terms of clause 5.3.1

6	SUBORDINATING PARTIES' WARRANTIES

6.1

In addition to any warranties given elsewhere in this Agreement and/or any other Finance Document, each Subordinating Party gives the warranties contained in this clause 6 to the Finance Parties. Each such warranty –

6.1.1	is a separate and distinct warranty;

6.1.2	is material;

6.1.3	has induced the Finance Parties to enter into this Agreement and the other Finance Documents; and

6.1.4	is given, save where otherwise indicated, as at the Signature Date, and shall be deemed to have been repeated on each day between the Signature Date and the Discharge Date.

6.2

Each Subordinating Party undertakes and makes the representations and warranties set out in this clause 6.2 to the Finance Parties, to the extent that such representations and warranties are applicable to it –

6.2.1	it is a limited liability company, validly incorporated in accordance with the laws of South Africa and will maintain its corporate existence;

6.2.2

it has the power to enter into and perform its obligations under this Agreement and the transactions contemplated hereby and has taken all necessary corporate and other action to authorise the entry into and performance of this Agreement and the transactions contemplated hereby in accordance with its terms;

6.2.3	it is not prohibited in terms of its statutory documentation or otherwise from entering into this Agreement;

6.2.4	the entry into and performance by it of, and the transactions contemplated by, this Agreement do not and will not conflict with –

6.2.4.1	any law or regulation or any official or judicial order applicable to it, as they exist as at the Signature Date;

6.2.4.2	its constitutional documents; or

6.2.4.3	any agreement or instrument binding upon it or any of its assets; and

6.2.5	all authorisations required –

6.2.5.1

to enable it lawfully to enter into, exercise its rights and comply with its obligations under this Agreement and to ensure that the obligations expressed to be assumed by it under this Agreement are legal, valid, binding and enforceable; and

6.2.5.2	to make this Agreement admissible in evidence in its jurisdiction of incorporation,

have been obtained or effected and are in full force and effect.

7	ADDITIONAL SUBORDINATING PARTIES

7.1

In the event that any Subordinating Party Disposes of any Subordinated Claims held by it, that Subordinating Party shall procure that the acquirer of such Subordinated Claims shall, within three Business Days of such Disposal becoming unconditional, deliver an Accession Undertaking to the Agent in terms of which the acquirer accedes to and agrees to be bound by the terms and conditions of this Agreement as a Subordinating Party with effect from on the date on which the Disposal becomes unconditional and that Subordinating Party shall, if it sells all (and not only part) of its Subordinated Claims, accordingly be released from its obligations under this Agreement.

7.2

The Original Subordinating Parties shall procure that a person who acquires a Material Investment after the CP Fulfilment Date shall accede and become bound as an Additional Subordinating Party under this Agreement on the date of the Accession Undertaking executed by it.

8	DURATION

This Agreement and the subordination created pursuant to this Agreement shall –

8.1	come into full force and effect on the on the Signature Date without any further action, consent or authority required from any person;

8.2	unless expressly otherwise agreed by the Agent in writing, not terminate before the Discharge Date; and

8.3	remain of full force and effect, notwithstanding any intermediate discharge or settlement of, or temporary fluctuation in, the Facility Outstandings.

9	CESSION

9.1

Each Finance Party shall be entitled to cede and/or delegate all or any portion of its rights and/or obligations pursuant to this Agreement to any person to which it cedes and/or delegates its rights and obligations under the other Finance Documents. To the extent that such cession amounts to or results in a splitting of claims against the Subordinating Parties (or any one of them) each Subordinating Party hereby consents thereto.

9.2

Each of the Parties agree to promptly execute and do all such acts as may be reasonably required of them to perfect any cession and/or delegation effected or intended to be effected in terms of clause 9.1 above, and shall in particular (without prejudice to the generality of the aforegoing) execute all transfers, cessions and/or delegations of the ceded and delegated rights and obligations and give all notices which may be expedient or necessary for the purpose of perfecting a cession and/or delegation in terms of clause 9.1 above.

9.3

No Subordinating Party shall in any manner whatsoever Dispose or pass Security over all or any of its rights, benefits, interests and/or obligations under this Agreement to any person without the prior written consent of the Agent.

9.4

Neither this Agreement nor any part, share or interest herein nor any rights or obligations hereunder may be ceded, delegated or assigned by any Subordinating Party without the prior written consent of the Agent.

10	NOTICES AND DOMICILIA

10.1	Communications in writing

Any communication to be made under or in connection with this Agreement shall be made in writing and, unless otherwise stated, may be made by email or letter.

10.2	Addresses

The address and email address (and the department or officer, if any, for whose attention the communication is to be made) of each Party for any communication or document to be made or delivered under or in connection with this Agreement is –

10.2.1	in the case of the Debt Guarantor –

Physical address:	3rd Floor, 200 on Main

Corner of Main and Bowwood Roads

Claremont

7708

Fax number:	xxx

Email Address:	xxx

Attention:	Managing Director;

10.2.2	in the case of the Agent –

Physical address:	14th Floor, 1 Merchant Place

1 Fredman Drive

Sandton

2196

Fax number:	xxx

Email address:	xxx

Attention:	Theresa Rheeder; and

10.2.3

in the case of each Original Subordinating Party, that set out opposite its name in Annexure A (The Original Subordinating Parties), or any substitute address or fax number or department or officer as the Party may notify to the Agent (or the Agent may notify to the other Parties, if a change is made by the Agent) by not less than five Business Days' notice.

10.3	Domicilia

10.3.1

Each of the Parties chooses its physical address provided under or in connection with clause 10.2 as its domicilium citandi et executandi at which documents in legal proceedings in connection with this Agreement may be served.

10.3.2

Any Party may by written notice to the other Parties change its domicilium from time to time to another address, not being a post office box or a poste restante, in South Africa, provided that any such change shall only be effective on the fourteenth day after deemed receipt of the notice by the other Parties pursuant to clause 10.4.

10.4	Delivery

10.4.1	Any communication or document made or delivered by one person to another under or in connection with this Agreement will –

10.4.1.1	if by way of email, be deemed to have been received on the date of transmission;

10.4.1.2	if by way of fax, be deemed to have been received on the first Business Day following the date of transmission provided that the fax is received in legible form;

10.4.1.3	if delivered by hand, be deemed to have been received at the time of delivery; and

if by way of courier service, be deemed to have been received on the seventh Business Day following the date of such sending and, if a particular department or officer is specified as part of its address details provided under clause 10.2 (Addresses) above, if addressed to that department or officer.

10.4.2

Any communication or document to be made or delivered to a Finance Party will be effective only when actually received by that Finance Party and then only if it is expressly marked for the attention of the department or officer identified under clause 10.2 (Addresses) above (or any substitute department or officer as that Finance Party shall specify for this purpose).

10.4.3

Any communication or document which becomes effective, in accordance with clauses 10.4.1.1 to 10.4.1.3 above, after 17h00 in the place of receipt shall be deemed only to become effective on the following day.

10.5	Electronic Communication

10.5.1

The Parties confirm that any communication to be made under or in connection with this Agreement may be made by electronic mail or other electronic means (including without limitation, by way of posting to a secure website).

10.5.2	The Parties agree that –

10.5.2.1	they will notify the other Parties in writing of any information required to enable the transmission of information by electronic means; and

10.5.2.2	they will notify the other Parties in writing of any change to their address or any other such information supplied by them by not less than five Business Days' notice.

10.5.3

Any electronic communication as specified in clause 10.5.1 above made between any two Parties will be effective only when actually received (or made available) in readable form and in the case of any electronic communication made by a Party to the Agent only if it is addressed in such a manner as the Agent shall specify for this purpose.

10.5.4	Any reference in this Agreement to a communication being sent or received shall be construed to include that communication being made available in accordance with this clause 10.5.

10.6	English Language

Any notice or other document given under or in connection with any Finance Document must be in English.

11	SUPPORT

Each Subordinating Party undertakes to the Finance Parties that it shall forthwith on receipt of written request by the Agent do all such things, perform all such actions and take all such steps and procure the doing of all such things, the performance of all such actions and the taking of all such steps as may be open to it and necessary for or incidental to the putting into effect or maintenance of the terms, conditions and/or import of this Agreement as the Agent may reasonably request.

12	CALCULATION AND CERTIFICATES

12.1	Accounts

In any litigation or arbitration proceedings arising out of or in connection with a Finance Document, the entries made in the accounts maintained by the Finance Parties are prima facie evidence of the matters to which they relate.

12.2	Certificates and Determinations

Any certification or determination by a Finance Party of a rate or amount under any Finance Document is, in the absence of manifest error, prima facie evidence of the matters to which it relates.

12.3	Day Count Convention

Any interest, commission or fee accruing under a Finance Document will accrue from day to day and is calculated on the basis of the actual number of days elapsed and a year of 365 days (irrespective of whether the year in question is a leap year).

13	PARTIAL INVALIDITY

If, at any time, any provision of this Agreement is or becomes illegal, invalid, unenforceable or inoperable in any respect under any law of any jurisdiction, neither the legality, validity, enforceability or operation of the remaining provisions nor the legality, validity, enforceability or operation of such provision under the law of any other jurisdiction will in any way be affected or impaired. The term "inoperable" in this clause 12 shall include, without limitation, inoperable by way of suspension or cancellation.

14	REMEDIES AND WAIVERS

No failure to exercise, nor any delay in exercising, on the part of the Debt Guarantor, any right or remedy under this Agreement shall operate as a waiver, nor shall any single or partial exercise of any right or remedy prevent any further or other exercise or the exercise of any other right or remedy. The rights and remedies provided in this Agreement are cumulative and not exclusive of any rights or remedies provided by law.

15	AMENDMENTS, WAIVERS AND EXTENSIONS

15.1	Any term of this Agreement may be amended or waived only with the consent of the Agent and the Cedent and any such amendment or waiver will be binding on all Parties.

15.2	No amendment or waiver contemplated by this clause 15 shall be of any force or effect unless in writing and signed by or on behalf of the relevant Parties.

15.3

No latitude, extension of time or other indulgence which may be given or allowed by any Party to any other Party in respect of the performance of any obligation hereunder or enforcement of any right arising from this Agreement and no single or partial exercise of any right by any Party shall under any circumstances be construed to be an implied consent by such Party or operate as a waiver or a novation of, or otherwise affect any of that Party's rights in terms of or arising from this Agreement or estop such Party from enforcing, at any time and without notice, strict and punctual compliance with each and every provision or term of this Agreement.

16	RENUNCIATION OF BENEFITS

Each Subordinating Party renounces, to the extent permitted under applicable law, the benefits of each of the legal exceptions of excussion, division, revision of accounts, no value received, errore calculi, non causa debiti, non numeratae pecuniae and cession of actions, and declares that it understands the meaning of each such legal exception and the effect of such renunciation.

17	COUNTERPARTS

This Agreement may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this Agreement.

18	WAIVER OF IMMUNITY

Each Subordinating Party irrevocably and unconditionally waives any right it may have to claim for itself or any of its assets immunity from suit, execution, attachment or other legal process.

19	SOLE AGREEMENT

This Agreement constitutes the sole record of the agreement between the Parties regarding the subject matter thereof.

20	NO IMPLIED TERMS

No Party shall be bound by any express or implied term, representation, warranty, promise or the like, not recorded in any Finance Document in regard to the subject matter thereof.

21	INDEPENDENT ADVICE

Each Subordinating Party acknowledges that it has been free to secure independent legal and other advice as to the nature and effect of all the provisions of the Finance Documents and that it has either taken such independent legal and other advice or dispensed with the necessity of doing so. Further, each Subordinating Party acknowledges that all the provisions of each Finance Document to which it is a party and the restrictions therein contained are part of the overall intention of the Parties in connection with the Finance Documents.

22	GOVERNING LAW

This Agreement is governed by South African law.

23	JURISDICTION

23.1

The Parties hereby irrevocably and unconditionally consent to the non-exclusive jurisdiction of the High Court of South Africa, Gauteng Division, (Johannesburg) (or any successor to that division) in regard to all matters arising from this Agreement (including a dispute relating to the existence, validity or termination of this Agreement).

23.2	The Parties agree that the courts of South Africa are the most appropriate and convenient courts to settle disputes in relation to this Agreement and accordingly no Party will argue to the contrary.

SIGNED at Sandton on 28 June 2018

For and on behalf of

DNI-4PL CONTRACTS
PROPRIETARY LIMITED

/s/ A. J. Dunn

Signature

A. J. Dunn

Name of Signatory

CEO

Designation of Signatory

SIGNED at Sandton on 28 June 2018

For and on behalf of

K2018318388 (SOUTH AFRICA) (RF)
PROPRIETARY LIMITED

/s/ Rozanne Kamalie

Signature

Rozanne Kamalie

Name of Signatory

Director

Designation of Signatory

SIGNED at Sandton on 28 June 2018

For and on behalf of

RICHMARK HOLDINGS
PROPRIETARY LIMITED

/s/ A. J. Dunn

Signature

A. J. Dunn

Name of Signatory

CEO

Designation of Signatory

SIGNED at Sandton on 28 June 2018

For and on behalf of

M4JAM PROPRIETARY LIMITED

/s/ D. A. Smaldon

Signature

D. A. Smaldon

Name of Signatory

Director

Designation of Signatory

SIGNED at Sandton on 28 June 2018

For and on behalf of

DNI RETAIL PROPRIETARY
LIMITED

/s/ D. A. Smaldon

Signature

D. A. Smaldon

Name of Signatory

Director

Designation of Signatory

SIGNED at Sandton on 28 June 2018

For and on behalf of

INTERNATIONAL TOWER
CORPORATION PROPRIETARY
LIMITED

/s/ D. A. Smaldon

Signature

D. A. Smaldon

Name of Signatory

Director

Designation of Signatory

SIGNED at Sandton on 28 June 2018

For and on behalf of

THE STARTERPACK COMPANY
PROPRIETARY LIMITED

/s/ D. A. Smaldon

Signature

D. A. Smaldon

Name of Signatory

Director

Designation of Signatory

SIGNED at Sandton on 28 June 2018

For and on behalf of

AJD HOLDINGS PROPRIETARY
LIMITED

/s/ A. J. Dunn

Signature

A. J. Dunn

Name of Signatory

Director

Designation of Signatory

SIGNED at Sandton on 28 June 2018

For and on behalf of

FIRSTRAND BANK LIMITED
(ACTING THROUGH ITS RAND
MERCHANT BANK DIVISION) (as
Agent)

/s/ Robert Leon

Signature

Robert Leon

Name of Signatory

Authorised

Designation of Signatory

/s/ Jon Chowthee

Signature

Jon Chowthee

Name of Signatory

Authorised

Designation of Signatory

SIGNED at SANDTON on 28 June 2018

For and on behalf of

FIRSTRAND BANK LIMITED
(ACTING THROUGH ITS RAND
MERCHANT BANK DIVISION) (as
Lender)

/s/ Robert Leon

Signature

Robert Leon

Name of Signatory

Authorised

Designation of Signatory

/s/ Jon Chowthee

Signature

Jon Chowthee

Name of Signatory

Authorised

Designation of Signatory

Annexure A

ORIGINAL SUBORDINATING PARTIES

	NAME	REGISTRATION	ADDRESSES
NUMBER

1	DNI 4PL Contracts Proprietary Limited	2005/040937/07	Physical address: 23/25 Commerce Crescent, Kramerville, 2031

Fax number: xxx

Email address: xxx

Attention: Dave Smaldon

2	DNI Retail Proprietary Limited	2002/014708/07	Physical address: 25 Commerce Crescent, Kramerville, Sandton, 2090

Email address: xxx / xxx

Attention: The Directors

3	International Tower Corporation Proprietary Limited	2015/421641/07	Physical address: 25 Commerce Crescent, Kramerville, Sandton, 2090

Fax number: xxx

Email address: xxx

Attention: The Directors

4	The Starterpack Company Proprietary Limited	2007/010809/07	Physical address: No. 4 Monza Close, Kyalami Business Park

Email address: xxx / xxx

Attention: The Directors

5	M4Jam Proprietary Limited	2003/011766/07	Physical address: 25 Commerce Crescent, Kramerville, Sandton, 2090

Email address: xxx

Attention: The Directors

6	AJD Holdings Proprietary Limited	1975/004328/07	Physical address: 5th Floor, 6 Benmore Road, Sandton, 2196

Email address: xxx

Attention: Andrew Dunn

7	Richmark Holdings Proprietary Limited	2000/013818/07	Physical address: 5th Floor, 6 Benmore Road, Sandton, 2196

Email address: xxx

Attention: Andrew Dunn

Annexure B

FORM OF ACCESSION UNDERTAKING

To:	FirstRand Bank Limited (acting through its Rand Merchant Bank division) as Agent on behalf of the Finance Parties

14th Floor, 1 Merchant Place

1 Fredman Drive

Sandton

2196

Email:	[•]

From:	[•] Proprietary Limited ("Company")

[•]

Email:	[•]

And:	DNI-4PL Contracts Proprietary Limited

[•]

Email:	[•]

Date:	[•]

SUBORDINATION AGREEMENT DATED [•] 2018 (the "AGREEMENT")

1	We refer to the Agreement. This is an Accession Undertaking.

2	Terms defined in the Agreement have the same meaning in this Accession Undertaking unless given a different meaning herein.

3

The Company agrees, with effect from the date of this Accession Undertaking, to become an Additional Subordinating Party and to be bound by the terms of the Agreement as an Additional Subordinating Party.

4

With effect from the date of this Accession Undertaking the Agreement will be read and construed for all purposes as if the Additional Subordinating Party has been an original party in the capacity as Original Subordinating Party.

5	The Company is a private company duly incorporated under the laws of [•].

6	The Company's administrative details are as follows –

Address:	[•]

Fax No:	[•]

Email Address:	[•]

Attention:	[•]

7	This Accession Undertaking is a Finance Document.

8	This Accession Undertaking may be executed in any number of counterparts. This has the same effect as if the signatures on the counterparts were on a single copy of this Accession Undertaking.

9	This Accession Undertaking and any non-contractual obligations arising out of or in connection with it are governed by South African law.

For and on behalf of	For and on behalf of

DNI-4PL CONTRACTS PROPRIETARY	[INSERT ACCEDING PARTY]
LIMITED
who warrants that he/she is duly authorised hereto
who warrants that he/she is duly authorised hereto